Clayton Street Trust

Protective Life Dynamic Allocation Series – Conservative Portfolio

Protective Life Dynamic Allocation Series – Moderate Portfolio

Protective Life Dynamic Allocation Series – Growth Portfolio

(the “Portfolios”)

Supplement dated July 27, 2018

to Currently Effective Prospectus and Statement of Additional Information

At the organizational meeting of Clayton Street Trust (“Trust”) held on February 3, 2016, the Board of Trustees (“Board” or “Trustees”) approved a plan of distribution, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”) (“Rule 12b-1 Plan”) with respect to each of the Portfolios. Pursuant to the terms of the Rule 12b-1 Plan, since their inception each Portfolio has paid a fee at an annual rate of up to 0.25% of its average daily net assets for the purposes of facilitating distribution and shareholder services by certain intermediaries. The existence of the Rule 12b-1 Plan and the fees paid pursuant to the plan have been disclosed in the Portfolios’ prospectus, statement of additional information, shareholder reports, and certain other regulatory filings, as required. Due to a recently discovered administrative oversight, following its initial adoption at the organizational meeting, the Rule 12b-1 Plan was not annually renewed by the Board as required by Rule 12b-1 and as intended by the parties.

At an in-person meeting held on July 18, 2018, the Board approved a new Rule 12b-1 Plan (“New Rule 12b-1 Plan”) with respect to each of the Portfolios, with fees and terms substantively identical to the Rule 12b-1 Plan originally approved at the time of the Trust’s organization. Because the Portfolios have commenced operations, the New Rule 12b-1 Plan must be approved by Portfolio shareholders. As a result, in the coming weeks, the Portfolios intend to seek shareholder approval of (1) the New Rule 12b-1 Plan and (2) ratification of 12b-1 fees paid since March 5, 2017 (the date upon which Board renewal of the original Rule 12b-1 Plan was required) until the date of final determination by shareholders. Accordingly, each Portfolio will continue to accrue the 0.25% Rule 12b-1 fee under the terms of the New Rule 12b-1 Plan, with such amounts to be paid by the Portfolios into escrow and held pending shareholder approval. The Portfolios will not be asked to bear any of the costs associated with seeking shareholder approval of the New Rule 12b-1 Plan.

Please retain this Supplement with your records.